UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2017
ClubCorp Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-36074	20-5818205
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of incorporation)		Identification No.)

3030 LBJ Freeway, Suite 600 Dallas, Texas	75234
(Address of Principal Executive Offices)	(Zip Code)

(972) 243-6191
Registrant’s Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K (this “Form 8-K”) is filed by ClubCorp Holdings, Inc., a Nevada corporation (which we may refer to as “we,” “us,” “our” or the “Company”), in connection with the matters described herein.

Item 2.02	Results of Operations and Financial Condition.

On April 12, 2017, the Company issued a press release announcing the results of the Company’s operations for its first quarter ended March 21, 2017. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference. The press release will also be posted on the Investor Relations section of the Company’s website located at http://ir.ClubCorp.com.

The information in this Item 2.02 and Exhibit 99.1 is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On April 12, 2017, the Company announced that the Company’s Chief Executive Officer, Eric Affeldt, intends to retire from his role as Chief Executive Officer upon the appointment of his successor. As part of its regular Chief Executive Officer succession planning process, the Company’s Board of Directors has identified a strong internal candidate to potentially assume the Chief Executive Officer role and will engage a leading executive search firm to identify additional, highly qualified, external candidates.

Item 7.01	Regulation FD Disclosure.

On April 12, 2017, the Company issued a press release announcing Mr. Affeldt’s intention to retire as its Chief Executive Officer upon the appointment of his successor. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by this reference.

The information in this Item 7.01 and Exhibit 99.2 is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On April 12, 2017, the Company issued a press release providing an update on its review of strategic alternatives, which it previously announced on January 12, 2017. The Company announced that following a process led by the Board of Director’s Strategic Review Committee, with the assistance of financial and legal advisors, the Board of Directors had unanimously determined that the Company will continue executing its current growth strategy. The Board of Director’s Strategic Review Committee will remain in place, however, and continue to discuss opportunities to enhance shareholder value. A copy of the press release is attached hereto as Exhibit 99.3 and is incorporated herein by this reference.

Special Note on Forward-Looking Statements

In addition to historical information, this Form 8-K contains statements relating to future events and results (including certain projections and business trends) that are “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, which are subject to the “safe harbor” created by those sections. These forward-looking statements can be identified by the fact that they do not relate strictly to current or historical facts and often include words such as “plans,” “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology in this Form 8-K and any attachment to identify forward-looking statements. All statements, other than statements of historical facts included in this Form 8-K, including statements concerning plans, objectives, goals, beliefs, business strategies, future events, business conditions, results of operations, financial position and business outlook, earnings guidance, business trends and other information are forward-looking statements. The forward-looking statements are not historical facts, and are based upon current expectations, estimates and projections, and various assumptions, many of which, by their nature, are inherently uncertain and beyond management’s control. All expectations, beliefs, plans and projections are expressed in good faith and the Company believes there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs, plans and projections will result or be achieved and actual results may vary materially from what is expressed in or indicated by the forward-looking statements.

These forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements contained in this Form 8-K, including among others: the ability of the Board of Directors to identify and attract candidates to replace Mr. Affeldt, changes in the business environment in which the Company operates, the availability and attractiveness of potential strategic opportunities, the behavior of the Company’s competitors, various factors beyond management’s control adversely affecting discretionary spending, membership count and facility usage and other risks, uncertainties and factors set forth in the sections entitled “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 27, 2016, which is on file with the Securities Exchange Commission (“SEC”).

Although the Company believes that these statements are based upon reasonable assumptions, it cannot guarantee future results and readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s opinions only as of the date of this Form 8-K. There can be no assurance that the Company has correctly measured or identified all of the factors affecting its plans or business or the extent of these factors’ likely impact, (ii) the available information with respect to these factors on which such analysis is based is complete or accurate, (iii) such analysis is correct or (iv) the Company’s strategy, which is based in part on this analysis, will be successful. Except as required by law, the Company undertakes no obligation to update or revise forward-looking statements to reflect new information or events or circumstances that occur after the date of this Form 8-K or to reflect the occurrence of unanticipated events or otherwise. Readers are advised to review the Company’s filings with the SEC (which are available from the SEC’s EDGAR database at www.sec.gov and via the Company’s website at at ir.clubcorp.com).

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description
99.1
Press release entitled “ClubCorp Reports Twelfth Consecutive Quarter of Growth, Announces Acquisition of Oakhurst Golf and Country Club and ‘The Collective’ a New Club Concept,” dated April 12, 2017, of ClubCorp Holdings, Inc.

99.2	Press release entitled “ClubCorp CEO Eric Affeldt to Retire,” dated April 12, 2017, of ClubCorp Holdings, Inc.
99.3	Press release entitled “ClubCorp Provides Update on Review of Strategic Alternatives,” dated April 12, 2017, of ClubCorp Holdings, Inc

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 12, 2017	CLUBCORP HOLDINGS, INC.

	By:	/s/ Curtis D. McClellan
Curtis D. McClellan
Chief Financial Officer and Treasurer

Exhibit Index

Exhibit Number	Description
99.1
Press release entitled “ClubCorp Reports Twelfth Consecutive Quarter of Growth, Announces Acquisition of Oakhurst Golf and Country Club and ‘The Collective’ a New Club Concept,” dated April 12, 2017, of ClubCorp Holdings, Inc.

99.2	Press release entitled “ClubCorp CEO Eric Affeldt to Retire,” dated April 12, 2017, of ClubCorp Holdings, Inc.
99.3	Press release entitled “ClubCorp Provides Update on Review of Strategic Alternatives,” dated April 12, 2017, of ClubCorp Holdings, Inc